                               EXHIBIT NO. (8)(f)
            REVISED SCHEDULES TO THE SHAREHOLDER SERVICES AGREEMENT

                                   SCHEDULE A

Fund                                                         Effective Date
----                                                         --------------
Schwab International Index Fund                              July 21, 1993

Schwab Small-Cap Index Fund                                  October 14, 1993

Schwab Asset Director-High Growth Fund                       September 25, 1995

Schwab Asset Director-Balanced Growth Fund                   September 25, 1995

Schwab Asset Director-Conservative Growth Fund               September 25, 1995


                                        SCHWAB CAPITAL TRUST

                                        By:    /s/ William J. Klipp
                                               -------------------------------
                                        Name:  William J. Klipp
                                        Title: Senior Vice President and
                                               Chief Operating Officer


                                        CHARLES SCHWAB & CO., INC.

                                        By:    /s/ Colleen M. Hummer
                                               -------------------------------
                                        Name:  Colleen M. Hummer
                                        Title: Senior Vice President

Dated:  September 25, 1995

                                   SCHEDULE B

                              SHAREHOLDER SERVICES

         Schwab will maintain accounts for, and serve as a customer liaison to, the shareholders of each Fund, and through its employees will perform various services in relation thereto, which services shall include responding to requests for information and other types of shareholder account inquiries, both by telephone and in writing. The parties hereto expressly agree that the services provided under this Agreement shall not include, and the amounts payable hereunder shall not constitute compensation for, services relating to transfer agency or sub-accounting services for the Trust or any Fund thereof.


                                        SCHWAB CAPITAL TRUST

                                        By:    /s/ William J. Klipp
                                               -------------------------------
                                        Name:  William J. Klipp
                                        Title: Senior Vice President and
                                               Chief Operating Officer


                                        CHARLES SCHWAB & CO., INC.

                                        By:    /s/ Colleen M. Hummer
                                               -------------------------------
                                        Name:  Colleen M. Hummer
                                        Title: Senior Vice President

                                   SCHEDULE C

Fund                                                   Fee
----                                                   ---
Schwab International Index Fund                        Twenty one-hundredths of
                                                       one percent (.20%) of the
                                                       Fund's average daily net
                                                       assets

Schwab Small-Cap Index Fund                            Twenty one-hundredths of
                                                       one percent (.20%) of the
                                                       Fund's average daily net
                                                       assets

Schwab Asset Director-High Growth Fund                 Twenty one-hundredths of
                                                       one percent (.20%) of the
                                                       Fund's average daily net
                                                       assets

Schwab Asset Director-Balanced Growth Fund             Twenty one-hundredths of
                                                       one percent (.20%) of the
                                                       Fund's average daily net
                                                       assets

Schwab Asset Director-Conservative Growth Fund         Twenty one-hundredths of
                                                       one percent (.20%) of the
                                                       Fund's average daily net
                                                       assets


                                        SCHWAB CAPITAL TRUST

                                        By:    /s/ William J. Klipp
                                               -------------------------------
                                        Name:  William J. Klipp
                                        Title: Senior Vice President and
                                               Chief Operating Officer


                                        CHARLES SCHWAB & CO., INC.

                                        By:    /s/ Colleen M. Hummer
                                               -------------------------------
                                        Name:  Colleen M. Hummer
                                        Title: Senior Vice President

Dated:  September 25, 1995


                                      C-1